                                                                    Exhibit 10

                            NONCOMPETITION AGREEMENT

         THIS NONCOMPETITION AGREEMENT is being executed and delivered as of December 3, 1999 by AHMAD BARABI (the "Stockholder") in favor of, and for the benefit of, OZ TECHNOLOGIES, INC., a California corporation (the "Company"), CERPROBE CORPORATION, a Delaware corporation (the "Purchaser"), and the other "Indemnitees" (as hereinafter defined). Certain capitalized terms used in this Noncompetition Agreement are defined in Section 19.

                                    RECITALS

         A. As a direct or indirect stockholder and employee of the Company, the Stockholder has obtained extensive and valuable knowledge and confidential information concerning the businesses of the Company and its subsidiaries. (The Company and its subsidiaries are referred to collectively herein as the "Acquired Companies.")

         B. Pursuant to a Stock Purchase Agreement dated as of December 3, 1999 among the Purchaser, the Company, the Stockholder, the other stockholders of the Company, and certain trustees for certain trusts in which certain of the stockholders of the Company hold their shares of the Company's common stock (the "Purchase Agreement"), the Company's direct and indirect stockholders are selling all of the outstanding stock of the Company to the Purchaser contemporaneously with the execution and delivery of this Noncompetition Agreement. As a result of the Purchaser's acquisition of all of the outstanding stock of the Company, the Acquired Companies are becoming subsidiaries of the Purchaser.

         C. In connection with the acquisition by the Purchaser of all of the outstanding stock of the Company pursuant to the Purchase Agreement (and as a condition to the consummation of such acquisition), and to enable the Purchaser to secure more fully the benefits of such acquisition, the Purchaser has required that the Stockholder enter into this Noncompetition Agreement, and the Stockholder is entering into this Noncompetition Agreement in order to induce the Purchaser to consummate the acquisition contemplated by the Purchase Agreement.

                                    AGREEMENT

In order to induce the Purchaser to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the Stockholder agrees as follows:

         1. RESTRICTION ON COMPETITION. The Stockholder agrees that, during the Noncompetition Period, the Stockholder shall not, and shall not permit any of his Affiliates to:

                  (a) engage directly or indirectly in Competition in any Restricted Territory; or

                  (b) directly or indirectly be or become an officer, director, stockholder, owner, co-owner, proprietor, Affiliate, partner, promoter, employee, agent, representative, designer, consultant, advisor, manager, licensor, sublicensor, licensee or sublicensee of, for or to, or otherwise be or become associated with or acquire or hold (of record, beneficially or otherwise) any direct or indirect interest in, any Person that engages directly or indirectly in Competition in any Restricted Territory;

provided, however, that the Stockholder may, without violating this Section 1,
(i) perform his obligations under any employee agreement executed by the Purchaser and the Stockholder substantially contemporaneously with the execution and delivery of this Agreement (an "Employment Agreement") and (ii) own, as a passive investment, shares of capital stock of a publicly-held corporation that engages in Competition if (i) such shares are actively traded on an established national securities market in the United States, (ii) the number of shares of such corporation's capital stock that are owned beneficially (directly or indirectly) by the Stockholder and the number of shares of such corporation's capital stock that are owned beneficially (directly or indirectly) by the Stockholder's Affiliates collectively represent less than one percent of the total number of shares of such corporation's capital stock outstanding, and
(iii) neither the Stockholder nor any Affiliate of the Stockholder is otherwise associated directly or indirectly with such corporation or with any Affiliate of such corporation.

         2. NO HIRING OR SOLICITATION OF EMPLOYEES; NO SOLICITATION OF CUSTOMERS OR SUPPLIERS. The Stockholder agrees that, while the Stockholder is employed in any capacity by, or serves as an independent contractor or consultant to, the Purchaser or any of the Acquired Companies, and for a period of one year following the termination of such employment or independent service, the Stockholder shall not, and shall not permit any of his Affiliates (other than, in each case, in connection with performing his obligations under any Employment Agreement), to hire any Specified Employee (including as an independent contractor). The Stockholder also agrees that, during the Noncompetition Period, the Stockholder shall not, and shall not permit any of his Affiliates (other than, in each case, in connection with performing his obligations under any Employment Agreement), to: (a) directly or indirectly, personally or through others, encourage, induce, attempt to induce, solicit or attempt to solicit (on the Stockholder's own behalf or on behalf of any other Person) any Specified Employee or any other employee to leave his or her employment with the Purchaser, any of the Acquired Companies or any of the Purchaser's other subsidiaries, or (b) directly or indirectly, personally or through others, solicit or attempt to solicit (on the Stockholder's own behalf or on behalf of any other Person) a Specified Customer or Supplier if such solicitation or attempt to solicit is for or related to any Competing Product or Competing Service. (For purposes of this Section 2, "Specified Employee" shall mean any individual who (i) is or was an employee of any of the Acquired Companies on the date of this Noncompetition Agreement or during the 12 month period ending on the date of this Noncompetition Agreement, and (ii) remains or becomes an employee of the Purchaser, any of the Acquired Companies or any of the Purchaser's other subsidiaries on the date of this Noncompetition Agreement or at any time during the Noncompetition Period, and "Specified Customer or Supplier" shall mean any customer or supplier of any of the Acquired Companies who is or was such a customer or supplier on the date of this Noncompetition Agreement or during the 12 month period ending on the date of this Noncompetition Agreement and any customer or supplier of the Purchaser, any of the Acquired Companies or the Purchaser's other subsidiaries who is or becomes such a customer or supplier following the date of this Noncompetition Agreement and prior to the expiration of the Noncompetition Period.) In the event that the Stockholder violates any of his obligations under this Section 2, the Noncompetition Period shall be extended with respect to such obligations by the period of time equal to that period beginning when the activities constituting such violation commenced and ending when the activities constituting such violation terminated. The provisions of Section 1 and Section 2 of this Agreement shall terminate if the Purchaser does not cause all amounts payable on any maturity date provided for in the Note (as defined in the Purchase Agreement) to

                                       2.

be paid to the Agent (as defined in the Purchase Agreement) or his successor within thirty days of such maturity date.

         3. CONFIDENTIALITY. The Stockholder agrees that he shall hold all Confidential Information in strict confidence and shall not at any time (whether during or after the Noncompetition Period): (a) reveal, report, publish, disclose or transfer any Confidential Information to any Person (other than the Purchaser, any of the Acquired Companies or any of the Purchaser's other subsidiaries), except in the performance of his obligations under any Employment Agreement, (b) use any Confidential Information for any purpose, except in the performance of his obligations under any Employment Agreement, or (c) use any Confidential Information for the benefit of any Person (other than the Purchaser, any of the Acquired Companies or any of the Purchaser's other subsidiaries).

         4. REPRESENTATIONS AND WARRANTIES. The Stockholder represents and warrants, to and for the benefit of the Indemnitees, that: (a) he has full power and capacity to execute and deliver, and to perform all of his obligations under, this Noncompetition Agreement; and (b) neither the execution and delivery of this Noncompetition Agreement nor the performance of this Noncompetition Agreement will result directly or indirectly in a violation or breach of (i) any agreement or obligation by which the Stockholder or any of his Affiliates is or may be bound, or (ii) any law, rule or regulation. The Stockholder's representations and warranties shall survive the expiration of the Noncompetition Period for an unlimited period of time.

         5. SPECIFIC PERFORMANCE. The Stockholder agrees that, in the event of any breach or threatened breach by the Stockholder of any covenant or obligation contained in this Noncompetition Agreement, each of the Purchaser, the Company and the other Indemnitees shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. The Stockholder further agrees that no Indemnitee shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5, and the Stockholder irrevocably waives any right he may have to require any Indemnitee to obtain, furnish or post any such bond or similar instrument.

         6. INDEMNIFICATION. Without in any way limiting any of the rights or remedies otherwise available to any of the Indemnitees, the Stockholder shall indemnify and hold harmless each Indemnitee against and from any loss, damage, injury, harm, detriment, lost opportunity, liability, exposure, claim, demand, settlement, judgment, award, fine, penalty, tax, fee (including attorneys' fees), charge or expense (whether or not relating to any third-party claim) that is directly or indirectly suffered or incurred at any time (whether during or after the Noncompetition Period) by such Indemnitee, or to which such Indemnitee otherwise becomes subject at any time (whether during or after the Noncompetition Period), and that arises directly or indirectly out of or by virtue of, or relates directly or indirectly to, (a) any inaccuracy in or breach of any representation or warranty contained in this Noncompetition Agreement, or
(b) any failure on the part of the Stockholder to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation or other provision contained in this Noncompetition Agreement.

                                       3.

         7. NON-EXCLUSIVITY. The rights and remedies of the Purchaser, the Company and the other Indemnitees under this Noncompetition Agreement are not exclusive of or limited by any other rights or remedies which they may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the Purchaser, the Company and the other Indemnitees under this Noncompetition Agreement, and the obligations and liabilities of the Stockholder under this Noncompetition Agreement, are in addition to their respective rights, remedies, obligations and liabilities under the law of unfair competition, under laws relating to misappropriation of trade secrets, under other laws and common law requirements and under all applicable rules and regulations. Nothing in this Noncompetition Agreement shall limit any of the Stockholder's obligations, or the rights or remedies of the Purchaser, the Company or any of the other Indemnitees, under the Purchase Agreement or any Employment Agreement, and (subject to the last sentence of Section 2) nothing in the Purchase Agreement or any Employment Agreement shall limit any of the Stockholder's obligations, or any of the rights or remedies of the Purchaser, the Company, or any of the other Indemnitees, under this Noncompetition Agreement. Subject to the last sentence of Section 2, no breach on the part of the Purchaser, the Company or any other party of any covenant or obligation contained in the Purchase Agreement, any Employment Agreement or any other agreement shall limit or otherwise affect any right or remedy of the Purchaser, the Company or any of the other Indemnitees under this Noncompetition
Agreement.

         8. SEVERABILITY. If any provision of this Noncompetition Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Noncompetition Agreement. Each provision of this Noncompetition Agreement is separable from every other provision of this Noncompetition Agreement, and each part of each provision of this Noncompetition Agreement is separable from every other part of such provision.

         9.       GOVERNING LAW; VENUE.

                  (a) This Noncompetition Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws).

                                       4.

                  (b) Any legal action or other legal proceeding relating to this Noncompetition Agreement or the enforcement of any provision of this Noncompetition Agreement may be brought or otherwise commenced in any state or federal court located in the County of San Diego, California (the "Agreed-to State"). The Stockholder:

                           (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of San Diego, California (and each appellate court located in the State of California), in connection with any such legal proceeding;

                           (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth on the signature page of this Noncompetition Agreement shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

                           (iii) agrees that each state and federal court located in the County of San Diego, California, shall be deemed to be a convenient forum; and

                           (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of San Diego, California, any claim that the Stockholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Noncompetition Agreement or the subject matter of this Noncompetition Agreement may not be enforced in or by such court.

Nothing contained in this Section 9 shall be deemed to limit or otherwise affect the right of any Indemnitee to commence any legal proceeding or otherwise proceed against the Stockholder in any other forum or jurisdiction; provided, however, that the Indemnitees may not commence any legal proceeding against the Stockholder in any State other than the Agreed-to State if the Stockholder is domiciled, at the time of commencement of the applicable legal proceeding, in the Agreed-to State, unless the Indemnitees are seeking to enforce any existing judgment.

                  (c) THE STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS NONCOMPETITION AGREEMENT OR THE ENFORCEMENT OF ANY PROVISION OF THIS NONCOMPETITION AGREEMENT.

         10. WAIVER. No failure on the part of the Purchaser, the Company or any other Indemnitee to exercise any power, right, privilege or remedy under this Noncompetition Agreement, and no delay on the part of the Purchaser, the Company or any other Indemnitee in exercising any power, right, privilege or remedy under this Noncompetition Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Indemnitee shall be deemed to have waived any claim of such Indemnitee arising out of this Noncompetition Agreement, or any power, right, privilege or remedy of such Indemnitee under this Noncompetition Agreement, unless the waiver

                                       5.

of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Indemnitee; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

         11. SUCCESSORS AND ASSIGNS. Each of the Purchaser, the Company and the other Indemnitees may freely assign any or all of its rights under this Noncompetition Agreement, at any time, in whole or in part, to any Person without obtaining the consent or approval of the Stockholder or of any other Person. This Noncompetition Agreement shall be binding upon the Stockholder and his heirs, executors, estate, personal representatives, successors and assigns, and shall inure to the benefit of the Purchaser, the Company and the other Indemnitees.

         12. FURTHER ASSURANCES. The Stockholder shall (at the Stockholder's sole expense) execute and/or cause to be delivered to each Indemnitee such instruments and other documents, and shall (at the Stockholder's sole expense) take such other actions, as such Indemnitee may reasonably request at any time (whether during or after the Noncompetition Period) for the purpose of carrying out or evidencing any of the provisions of this Noncompetition Agreement.

         13. ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Noncompetition Agreement or the enforcement of any provision of this Noncompetition Agreement is brought against the Stockholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

         14. CAPTIONS. The captions contained in this Noncompetition Agreement are for convenience of reference only, shall not be deemed to be a part of this Noncompetition Agreement and shall not be referred to in connection with the construction or interpretation of this Noncompetition Agreement.

         15. CONSTRUCTION. Whenever required by the context, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Noncompetition Agreement. Neither the drafting history nor the negotiating history of this Noncompetition Agreement shall be used or referred to in connection with the construction or interpretation of this Noncompetition Agreement. As used in this Noncompetition Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words "without limitation." Except as otherwise indicated in this Noncompetition Agreement, all references in this Noncompetition Agreement to "Sections" are intended to refer to Sections of this Noncompetition Agreement.

         16. SURVIVAL OF OBLIGATIONS. Except as specifically provided herein, the obligations of the Stockholder under this Noncompetition Agreement (including his obligations under Sections 3, 6 and 12) shall survive the expiration of the Noncompetition Period. The expiration of the Noncompetition Period shall not operate to relieve the Stockholder of any obligation or liability arising from any prior breach by the Stockholder of any provision of this Noncompetition Agreement.

                                       6.

         17. OBLIGATIONS ABSOLUTE. Subject to the last sentence of Section 2, the Stockholder's obligations under this Noncompetition Agreement are absolute and shall not be terminated or otherwise limited by virtue of any breach (on the part of the Purchaser, the Company, any other Indemnitee or any other Person) of any provision of the Purchase Agreement or any other agreement, or by virtue of any failure to perform or other breach of any obligation of the Purchaser, the Company, any other Indemnitee or any other Person.

         18. AMENDMENT. This Noncompetition Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of the Stockholder, the Purchaser (or any successor to the Purchaser) and the Company (or any successor to the Company).

         19. DEFINED TERMS. For purposes of this Noncompetition Agreement:

                  (a) "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

                  (b) "Competing Product" means any: (i) probe card, automatic test equipment interface assembly, automatic test equipment test board, socket, receptacle, adapter or similar product used in the semiconductor manufacturing industry; (ii) product, equipment, device or system that has been designed, developed, manufactured, assembled, promoted, sold, supplied, distributed, resold, installed, supported, maintained, repaired, refurbished, licensed, sublicensed, financed, leased or subleased by or on behalf of any of the Acquired Companies (or any predecessor of any of the Acquired Companies) at any time on or prior to this date of this Noncompetition Agreement; (iii) product, equipment, device or system that is designed, developed, manufactured, assembled, promoted, sold, supplied, distributed, resold, installed, supported, maintained, repaired, refurbished, licensed, sublicensed, financed, leased or subleased by or on behalf of the Purchaser, any of the Acquired Companies or any of the Purchaser's other subsidiaries at any time during the Noncompetition Period; or (iv) product, equipment, device or system that is substantially the same as, incorporates, is a material component or part of, is based upon, is functionally similar to or competes in any material respect with any product, equipment, device or system of the type referred to in clause "(i)", clause "(ii)" or clause "(iii)" of this sentence.

                  (c) "Competing Service" means any: (i) service that has been provided, performed or offered by or on behalf of any of the Acquired Companies (or any predecessor of any of the Acquired Companies) at any time on or prior to the date of this Noncompetition Agreement; (ii) service that is provided, performed or offered by the Purchaser, any of the Acquired Companies or any of the Purchaser's other subsidiaries at any time during the Noncompetition Period;
(iii) service that facilitates, supports or otherwise relates to the design, development, manufacture, assembly, promotion, sale, supply, distribution, resale, installation, support, maintenance, repair, refurbishment, licensing, sublicensing, financing, leasing or subleasing of any Competing Product; or (iv) service that is substantially the same as, is based upon or competes in any material respect with any service referred to in clause "(i)", clause "(ii)" or clause "(iii)" of this sentence.

                                       7.

                  (d) A Person shall be deemed to be engaged in "Competition" if: (a) such Person or any of such Person's subsidiaries or other Affiliates (other than the Purchaser, the Acquired Companies or any of the Purchaser's other subsidiaries) is engaged directly or indirectly in the design, development, manufacture, assembly, promotion, sale, supply, distribution, resale, installation, support, maintenance, repair, refurbishment, licensing, sublicensing, financing, leasing or subleasing of any Competing Product; or (b) such Person or any of such Person's subsidiaries or other Affiliates (other than the Purchaser, the Acquired Companies or any of the Purchaser's other subsidiaries) is engaged directly or indirectly in providing, performing or offering any Competing Service.

                  (e) "Confidential Information" means any non-public information (whether or not in written form and whether or not expressly designated as confidential) relating directly or indirectly to the Purchaser, any of the Acquired Companies or any of the Purchaser's other subsidiaries or relating directly or indirectly to the business, operations, financial affairs, performance, prospects, assets, technology, processes, products, contracts, customers, licensees, sublicensees, suppliers, personnel, consultants or plans of the Purchaser, any of the Acquired Companies or any of the Purchaser's other subsidiaries (including any such information consisting of or otherwise relating to trade secrets, know-how, technology, inventions, prototypes, designs, drawings, sketches, processes, methods, license or sublicense arrangements, formulae, proposals, research and development activities, customer lists or preferences, pricing lists, referral sources, marketing or sales techniques or plans, operations manuals, service manuals, financial information, projections, lists of consultants, lists of suppliers or lists of distributors); provided, however, that "Confidential Information" shall not be deemed to include information of the Purchaser, any of the Acquired Companies or any of the Purchaser's other subsidiaries that (a) was already publicly known and in the public domain prior to the time of its initial disclosure to the Stockholder or
(ii) is required to be disclosed by law. The Stockholder shall advise the Purchaser, in writing at 1150 North Fiesta Boulevard, Gilbert, AZ 85233 (Attention: Randal L. Buness), of any subpoena or similar legal inquiry to disclose any Confidential Information so that the Purchaser may seek appropriate legal relief.

                  (f) "Indemnitees" shall include: (i) the Purchaser, (ii) the Company, (iii) each Person who is or becomes an Affiliate of the Purchaser or the Company, and (iv) the successors and assigns of each of the Persons referred to in clauses "(i)", "(ii)" and "(iii)" of this sentence.

                  (g) "Noncompetition Period" shall mean the period commencing on the date of this Noncompetition Agreement and ending on the third anniversary of the date of this Noncompetition Agreement.

                  (h) "Person" means any: (i) individual, (ii) corporation, general partnership, limited partnership, limited liability partnership, trust, company (including any limited liability company or joint stock company) or other organization or entity, or (iii) governmental body or authority.

                  (i) "Restricted Territory" means each county or similar political subdivision of each State of the United States of America (including each of the counties in the State of Arizona), each State, territory or possession of the United States of America, and all other countries in which the Purchaser, any of the Acquired Companies or any of the Purchaser's other

                                       8.

subsidiaries conducts business as of the date of this Noncompetition Agreement or during the Noncompetition Period.
















                                       9.

         IN WITNESS WHEREOF, the Stockholder has duly executed and delivered this Noncompetition Agreement as of the date first above written.




                                                     AHMAD BARABI


                                                     Address:





                                                     Telephone No.:(     )
                                                     Facsimile:(    )




                                      10.